                   LETTER OF TRANSMITTAL AND FORM OF ELECTION

                   WITH RESPECT TO SHARES OF COMMON STOCK OF

                             THE PACIFIC BANK, N.A.

        IN CONNECTION WITH THE PROPOSED MERGER OF THE PACIFIC BANK, N.A.

                                 WITH AND INTO

                               CITY NATIONAL BANK

    This Letter of Transmittal and Form of Election ("Letter of Transmittal") is being delivered to you in connection with the proposed merger (the "Merger") of The Pacific Bank, N.A. ("Pacific Bank") with and into City National Bank ("City National Bank"), pursuant to the Agreement and Plan of Merger, dated as of September 21, 1999, by and between City National Corporation ("City National") and Pacific Bank (the "Merger Agreement"). This Letter of Transmittal must be completed by holders of shares of Common Stock, $1.50 par value, of Pacific Bank (the "Shares" or "Pacific Bank Stock"), who wish to make an Election (as defined below) as to the form of Merger Consideration (as defined below) into which such holder's Shares are converted in the Merger. For an Election to be properly made and effective, this Letter of Transmittal, properly completed, together with the certificates (the "Certificates") representing Shares as to which (an) Election(s) is/are being made (or guarantee of delivery as provided herein) or Shares delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility (as defined below) and all other required documents, must be received by the Exchange Agent prior to 5:00 p.m. Eastern Standard Time on ___________, 2000, unless extended to a later date by the mutual agreement of City National and Pacific Bank (the "Election Deadline").

    Each Election is subject to the terms, conditions, and limitations set forth in (a) the Proxy Statement/ Prospectus, dated ______________, relating to the Merger (the "Proxy Statement/Prospectus"), (b) the Merger Agreement, attached as Appendix A to the Proxy Statement/Prospectus, and (c) the accompanying instructions, each of which you are urged to read and which qualify the following summary in its entirety:

    In connection with the Merger of Pacific Bank with and into City National Bank, subject to the election and proration procedures set forth in the Merger Agreement, each holder of Pacific Bank Stock is entitled, with respect to the Merger Consideration to be received for each share of Pacific Bank Stock held by such holder, to elect to receive (i) a fraction of a share of Common Stock, $1.00 par value per share, of City National ("City National Stock") equal to the Exchange Ratio (as defined below) (a "Stock Election"), (ii) cash in the amount of $29.00 (a "Cash Election") or (iii) a combination of shares of City National Stock (at the rate of the Exchange Ratio for a whole share of Pacific Bank Stock) and cash (at the rate of $29.00 for a whole share of Pacific Bank Stock) (a "Combination Election") (each an "Election"). If a holder does not make an effective Election, or if this Letter of Transmittal is received after 5:00 p.m., Eastern Standard Time, on ______________, his or her shares will be deemed "Undesignated Shares."

    The "Exchange Ratio" is the quotient of (A) $29.00 divided by (B) the average of the daily closing price of a share of City National Stock on the NYSE for the twenty consecutive trading days ending on the third trading day immediately prior to the Effective Time (as defined in the Merger Agreement) (such average, the "Final City National Stock Price"), provided, however, that if the Final City National Stock Price is more than $37.95 but less than or equal to $41.25, the Exchange Ratio will be 0.7642, if the Final City National Stock Price is less than $28.05, the Exchange Ratio will be 1.0339, or if the Final City National Stock Price is greater than $41.25, the Exchange Ratio will be $31.52 divided by the Final City National Stock Price. (The City National Stock and/or cash into which a Share is converted in the Merger is referred to herein as the "Merger Consideration.")

    The undersigned understands that in the aggregate, no less than 47%, and no more than 52.5%, of the Merger Consideration may be in the form of City National Stock. The undersigned's Election will be honored to the extent possible, so long as in the aggregate no less than 47%, and no more than 52.5%, of total Merger Consideration will be paid in the form of City National Stock.

    In the event that the aggregate number of shares of Pacific Bank Stock as to which Stock Elections and Combination Elections for Pacific Bank Stock have effectively been made results in the issuance of City National Stock that would be less than 47% of the aggregate Merger Consideration, then the Exchange Agent will select by lot such number of holders of Undesignated Shares to receive City National Stock as will be necessary so that the number of shares for which a Stock Election and Combination Election for City National Stock has been made or is deemed to have been made with respect to such Undesignated Shares will have an aggregate value equal to 47% of the total Merger Consideration. In the event that all Undesignated Shares plus all shares as to which Stock Elections and Combination Elections for Pacific Bank Stock have been made have an aggregate value less than 47% of the total Merger Consideration, then each holder of Pacific Bank Stock who made an effective Cash Election or Combination Election for cash will receive a prorated amount of cash and a prorated number of shares of City National Stock such that at least 47% of the total Merger Consideration is paid in the form of shares of City National Stock.

    Correspondingly, in the event that the aggregate number of shares of Pacific Bank Stock as to which Stock Elections and Combination Elections for Pacific Bank Stock have been effectively made exceeds 52.5% of the aggregate Merger Consideration, then (1) all Undesignated Shares and shares for which the holder has duly exercised his or her dissenters' rights ("Dissenting Shares") will be deemed to have made Cash Elections and (2) each holder of Pacific Bank Stock who made an effective Stock Election or Combination Election for City National Stock will receive a prorated number shares of City National Stock and a prorated amount of cash such that approximately 52.5% of the total Merger Consideration is paid in the form of shares of City National Stock.

    ACCORDINGLY, HOLDERS OF PACIFIC BANK STOCK ARE UNLIKELY TO RECEIVE THE PROPORTION OF CITY NATIONAL STOCK AND/OR CASH INDICATED BY SUCH HOLDER'S ELECTION.

    Each holder of shares of Pacific Bank Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of City National Stock (after taking into account all certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of City National Stock multiplied by the Final City National Stock Price. No holder will be entitled to dividends, voting rights or any other rights as a stockholder in respect of any fractional share of City National Stock.

    The tax consequences to holders will vary depending upon, among other things, the form of Merger Consideration into which such holders' Shares are converted in the Merger. Each Pacific Bank shareholder should consult his or her own financial advisor and tax advisor as to the specific consequences of the Merger and Election to such shareholder.

    The accompanying instructions to this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

--------------------------------------------------------------------------------

     THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED, ACCOMPANIED BY ALL REQUIRED DOCUMENTS, INCLUDING, IN MOST CIRCUMSTANCES, STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT AT THE ADDRESS BELOW NO LATER THAN
 5:00 P.M., EASTERN STANDARD TIME, ON ______________.
 ------------------------------------------------------------------------------

                             THE EXCHANGE AGENT IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                 BY MAIL, OVERNIGHT DELIVERY OR HAND DELIVERY:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                     2 Broadway

                               New York, NY 10004

                        Attn: Reorganization Department

                           BY FACSIMILE TRANSMISSION:

                        (for eligible institutions only)

                                 (212) 509-5150

                             CONFIRM BY TELEPHONE:

                              (212) 509-4000 x535

    THIS LETTER OF TRANSMITTAL, COMPLETED, SIGNED AND ACCOMPANIED BY ALL OTHER REQUIRED DOCUMENTS, SHOULD BE RETURNED TO THE EXCHANGE AGENT IN THE ACCOMPANYING ENVELOPE. YOU WILL NOT HAVE ANOTHER OPPORTUNITY TO MAKE AN ELECTION OF THE MERGER CONSIDERATION YOU PREFER TO RECEIVE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
      ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
         OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID
             DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL
                  WHERE INDICATED BELOW AND COMPLETE THE
                        SUBSTITUTE FORM W-9 WHICH IS
                                ATTACHED HERETO.

----------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES
                          (ATTACH SEPARATE SIGNED LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
                                     NAME AND ADDRESS OF                            NUMBER OF SHARES
                            REGISTERED HOLDER AND NUMBER OF SHARES                    EVIDENCED BY
                                  OF SUCH REGISTERED HOLDER   CERTIFICATE NUMBERS*  CERTIFICATE(S)*
----------------------------------------------------------------------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

                                                              --------------------------------------

----------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY SHAREHOLDERS DELIVERING SHARES BY BOOK-ENTRY TRANSFER.

----------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
            PLEASE CAREFULLY READ THE INSTRUCTIONS ACCOMPANYING THIS
               LETTER OF TRANSMITTAL BEFORE MAKING ANY ELECTION.

-------------------------------------------------------------------------------------------------
                          TYPE OF ELECTION (See Instructions B1 and B2)
                                      (Check only one box)
---------------------------------------------------------------------------------------------------
                                                                    / / COMBINATION ELECTION
                                                             --------------------------------------
TOTAL NUMBER OF
SHARES WITH RESPECT TO
WHICH AN ELECTION IS          / /                / /                CASH               STOCK
BEING MADE               CASH ELECTION     STOCK ELECTION    (NUMBER OF SHARES)  (NUMBER OF SHARES)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

    UNLESS OTHERWISE INDICATED IN WRITING ON THE LINES SET FORTH IMMEDIATELY FOLLOWING THIS PARAGRAPH, THE ABOVE ELECTION IS FOR ALL OF THE SHARES IDENTIFIED IN THE "DESCRIPTION OF SHARES" SET FORTH ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/ / Check here if shares are being delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company or other book-entry transfer facility (each, a "Book-Entry Transfer Facility") and complete the following:

     Account Number ________________  Transaction Code Number _________

    Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to make an Election must complete this Letter of Transmittal and otherwise comply with the Guarantee of Delivery procedures, including (i) the completion of the Guarantee of Delivery at the time this Letter of Transmittal is completed and (ii) delivery of the underlying Shares on a timely basis. SEE INSTRUCTION A2. Elections with respect to all Shares subject to a Guarantee of Delivery must be made above at the time the Guarantee of Delivery is completed. In addition, at the time the Certificates (or Shares by book-entry transfer) are delivered pursuant to a Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee," below, properly completed (or must otherwise provide such information to the Exchange Agent to enable the Exchange Agent to identify the Certificates or Shares being delivered). Shareholders may not change Elections in a Letter of Transmittal delivering Certificates or Shares previously covered by a Guarantee of Delivery. If the guarantor fails to deliver the Certificates (or Shares by book-entry transfer) in accordance with the terms of the Guarantee of Delivery, without limiting any other rights of City National or the Exchange Agent, any purported Election with respect to Shares subject to such guarantee will be void. The Guarantee of Delivery procedures should not be used for lost, destroyed or stolen Certificates. See Instruction C8.

                             GUARANTEE OF DELIVERY
    (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED WITH THIS LETTER OF
                                  TRANSMITTAL.
                              SEE INSTRUCTION A2.)

     The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees delivery to the Exchange Agent, at its address set forth above, of Certificates for the Shares to which this Letter of Transmittal relates, duly endorsed in blank or otherwise acceptable in form for transfer on the books of Pacific Bank, no later than 5:00 P.M., Eastern Standard Time, on the third New York Stock Exchange ("NYSE") trading day after the date of execution of this Guarantee of Delivery. THIS BOX IS NOT BE USED TO GUARANTEE SIGNATURES. SEE INSTRUCTION A4.

 Dated: __________, 2000

Number of Shares:  ------------------------          -------------------------------------------
                                                                (Firm--Please Print)

Check box if Shares will be delivered by           -------------------------------------------
book-entry transfer:  / /                                    (Authorized Signature)

Account Number: --------------                Address:

                                              -------------------------------------------

                                              -------------------------------------------

                                              -------------------------------------------
                                              Tel. No.
                                              (including area code): --------------

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

                       NOTICE OF DELIVERY UNDER GUARANTEE
     (TO BE COMPLETED AND DELIVERED WITH CERTIFICATES FOR SHARES DELIVERED PURSUANT TO A PREVIOUSLY DELIVERED GUARANTEE OF DELIVERY OR BOOK-ENTRY
                                   TRANSFER.)

 Name(s) of Registered Holder(s):
 ------------------------------------------------------------

 Window Ticket No. (if any):
 -----------------------------------------------------------------

 Date of Execution of Guarantee

   of Delivery:
 -----------------------------------------------------------------------------

 Name of Institution which provided

   Guarantee of Delivery:
 -------------------------------------------------------------------

 If Delivered by Book-Entry Transfer (assuming such procedure is available), provide the following information:

Account Number --------------                 Transaction Code Number --------------

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby surrenders the Certificates evidencing Shares listed above (or such delivery is guaranteed in accordance with the terms hereof), or hereby transfers ownership of such Shares on the account books maintained by a Book-Entry Transfer Facility, and elects, upon consummation of the Merger, to have such Shares converted into the Merger Consideration in accordance with such holder's Election and the above-described allocation procedures, or, if an Election is not duly made, to have such shares treated as Undesignated Shares.

    The undersigned understands that the purpose of the Election procedure is to permit holders of Pacific Bank Stock to express their preference for the type of consideration they wish to receive in the Merger, but that in any event no less than 47% and no more than 52.5% of the Merger Consideration will be in the form of shares of City National Stock. The undersigned therefore acknowledges that there can be no assurance that the undersigned will receive the proportion of City National Stock and/or cash indicated in the undersigned's Election.

    City National's acceptance of Shares delivered pursuant to this Letter of Transmittal will constitute a binding agreement between the undersigned and City National upon the terms and subject to the conditions listed in this Letter of Transmittal.

    The undersigned authorizes and instructs you, as Exchange Agent, to deliver the Shares listed above and to receive on behalf of the undersigned, in exchange for the Shares represented thereby, any check for the cash and/or any certificates for the shares of City National Stock issuable in the Merger.

    The undersigned understands and acknowledges that all questions as to the validity, form, and eligibility of any Election and delivery and/or surrender of Certificates and Shares hereunder shall be reasonably determined by the Exchange Agent, and such determination shall be final and binding. No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

    Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue any check and register any certificate for shares of City National Stock in the name of the registered holder(s) of the Shares appearing above under "Description of Shares." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail any check and any certificates for shares of City National Stock to the registered holder(s) of the Shares at the address(es) of the registered holder(s) appearing above under "Description of Shares." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue any check and any certificate for shares of City National Stock in the name(s) of, and mail such check and such certificate to, the person(s) so indicated.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS A4 AND C3.)

      To be completed ONLY if the check is to be made payable to, or the certificates for shares of City National Stock are to be registered in, the name of someone other than the undersigned.

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                 ZIP CODE

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS A4 AND C3.)

      To be completed ONLY if the check or the certificates for shares of City National Stock are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares."

  Mail checks and/or certificate to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                                                 ZIP CODE

--------------------------------------------------------------------------------

                                   IMPORTANT!
                    ALL PACIFIC BANK SHAREHOLDERS SUBMITTING
                   THIS LETTER OF TRANSMITTAL MUST SIGN HERE

    The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Letter of Transmittal and to surrender the Certificate(s) surrendered herewith (or covered by a Guarantee of Delivery in accordance with the terms hereof) or transfer Shares delivered by book-entry transfer, free and clear of any liens, claims, charges, or encumbrances whatsoever. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or City National to be necessary or desirable to complete the sale, assignment, transfer, cancellation, and retirement of the Shares delivered herewith.

--------------------------------------------------------------------------------

  SIGN HERE:

  ____________________________________________________________________________

  ____________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Name(s):

  ____________________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

   __________________________________________________________________________
                        (AREA CODE AND TELEPHONE NUMBER)

  Dated: ________________________

     Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by attorney, executor, administrator, trustee or guardian or other acting in a fiduciary capacity, set forth full title and see Instruction A3.

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE

 (Complete Only If Required--See Instructions A3 and A4.)

 NOTE: A NOTARIZATION BY A NOTARY PUBLIC IS NOT ACCEPTABLE.

 FOR USE BY ELIGIBLE INSTITUTIONS ONLY

 PLACE MEDALLION GUARANTEE IN SPACE BELOW

 ------------------------------------------------------------------------------

                           IMPORTANT TAX INFORMATION

    In order to ensure compliance with federal income tax requirements, each holder of Shares is requested to provide the Exchange Agent with his or her correct TIN and to certify whether he or she is subject to backup federal income tax withholding by completing and signing the Substitute Form W-9 below. (See Instruction C and accompanying Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

               PAYER: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

---------------------------------------------------------------------------------------------------------------
                                             PART I--PLEASE
              SUBSTITUTE                     PROVIDE YOUR TIN (OR              ------------------------
               FORM W-9                      IF AWAITING A TIN,                 Social Security Number
      Department of the Treasury             WRITE "APPLIED FOR")             OR ------------------------
       Internal Revenue Service              IN THE BOX AT RIGHT            Employer identification number
     Payer's Request for Taxpayer            AND CERTIFY BY             (If awaiting TIN, write "Applied For")
      Identification Number (TIN)            SIGNING AND DATING
                                             BELOW.
---------------------------------------------------------------------------------------------------------------
 PART II--For Payees Exempt From Backup Withholding, see the accompanying Instructions and complete as instructed therein.
 CERTIFICATION--Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or a Taxpayer Identification
     Number has not been issued to me and either (a) I have mailed or delivered an application to receive a
     Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security
     Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number), and
 (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding, as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 (Also, see the accompanying Instructions.)

 SIGNATURE     DATE , 2000
---------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    Requests for additional copies of this Form of Election may be directed to the Exchange Agent at the address set forth below.

                             THE EXCHANGE AGENT IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                   2 Broadway
                               New York, NY 10004
                              (212) 509-4000 x.535
                                       or
                                 (800) 509-5586

Questions and requests for assistance may also be directed to Carol A. Petricka, Vice President and Corporate Secretary of Pacific Bank at 415-576-2778.

                                  INSTRUCTIONS
                                  ACCOMPANYING
                   LETTER OF TRANSMITTAL AND FORM OF ELECTION
                   WITH RESPECT TO SHARES OF COMMON STOCK OF
                             THE PACIFIC BANK, N.A.
 IN CONNECTION WITH THE PROPOSED MERGER OF THE PACIFIC BANK, N.A. WITH AND INTO
                               CITY NATIONAL BANK
                           ("LETTER OF TRANSMITTAL")

    All capitalized terms used but not otherwise defined in these Instructions shall have the respective meanings given to such terms in the Letter of Transmittal. These Instructions govern the Letter of Transmittal and should be read carefully before making an Election.

A.  LETTER OF TRANSMITTAL

    1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates evidencing all delivered Shares (or a guarantee of delivery as provided herein), or confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities pursuant to book-entry transfer procedures together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined below)) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth in the Letter of Transmittal prior to the Election Deadline. If Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility delivering the Shares, that such participant has received and agrees to be bound by this Letter of Transmittal and that City National may enforce such agreement against the participant.

    Holders of Shares who are nominees only may submit a separate Letter of Transmittal for each beneficial owner for whom such holder is a nominee; PROVIDED, HOWEVER, that at the request of the Exchange Agent, such holder shall certify to the satisfaction of the Exchange Agent that such holder holds such Shares as nominee for the beneficial owner thereof. Each beneficial owner for whom a Letter of Transmittal is submitted will be treated as a separate holder of Shares.

    The Shares for which properly completed Letters of Transmittal and all required documents are not received prior to the Election Deadline will be treated as Undesignated Shares.

    THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, CERTIFICATES, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SENDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THE RISK OF LOSS OF SUCH CERTIFICATE(S) SHALL PASS ONLY AFTER THE EXCHANGE AGENT HAS ACTUALLY RECEIVED THE CERTIFICATE(S). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    2. GUARANTEE OF DELIVERY. Pacific Bank shareholders whose Certificates are not immediately available and who cannot deliver their Certificates and all other required documents to the Exchange Agent prior to the Election Deadline or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may deliver their Shares pursuant to the guaranteed delivery procedure contained herein. Pursuant to such procedure: (i) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and with the box entitled "Guarantee of Delivery" properly completed and duly executed, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent prior to the Election Deadline; and (ii) the Certificates, in proper form for transfer, or a confirmation of a book-entry transfer of such Shares, if such procedure is available, into the Exchange Agent's account at one of the Book-Entry Transfer Facilities, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Guarantee of Delivery. In addition, at the time the Certificates (or Shares pursuant to book-entry transfer) are delivered pursuant to the Guarantee of Delivery, the guarantor must submit to the Exchange Agent another Letter of Transmittal with only the section entitled "Notice of Delivery Under Guarantee" properly completed (or must otherwise provide such information to the Exchange Agent). No change in a shareholder's Election may be made pursuant to the Letter of Transmittal delivering Certificates or Shares previously covered by a Guarantee of Delivery. If the guarantor fails to deliver the Certificates (or Shares by book-entry transfer) in accordance with the guaranteed delivery procedures contained herein, without limitation of any other recourse, any purported Election with respect to Shares subject to such guarantee will be void.

    3. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If a Letter of Transmittal is signed by the registered holder(s) of the Shares delivered with such Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement, or any other change whatsoever.

    If any Share delivered herewith is owned of record by two or more persons, all such persons must sign the same Letter of Transmittal. If any of the Shares delivered with such Letter of Transmittal are registered in the names of different holders, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If a Letter of Transmittal is signed by the registered holder(s) of the Shares delivered with such Letter of Transmittal, no endorsements of Certificates or separate stock powers are required, unless checks or certificates evidencing shares of City National Stock are to be payable to the order of, or registered in the name of, a person other than the registered holder(s), in which case the Certificate(s) evidencing the Shares delivered herewith must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution (as defined below).

    If a Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares delivered with such Letter of Transmittal, the Certificate(s) evidencing the Shares delivered with such Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If a Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to City National of such person's authority so to act must be submitted.

    4. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on a Letter of Transmittal must be guaranteed by a firm which is a bank, broker, dealer, credit union, savings association, or other entity that is a member in good standing of the Securities Transfer Agent's Medallion Program (each, an "Eligible Institution"). No signature guarantee is required on a Letter of Transmittal if such Letter of Transmittal is signed by the registered holder(s) of Shares delivered with such Letter of Transmittal, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal. If a Certificate is registered in the name of a person other than the signer of a Letter of Transmittal, or if checks or certificates are to be payable to the order of, or registered in the name of a person other than the registered holder(s), then

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
the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate, with the signature(s) on such Certificate or stock powers guaranteed as described above.

    5. DETERMINATION OF PROPER ELECTION. The Exchange Agent will have the reasonable discretion to determine whether Letters of Transmittal have been properly or timely completed, signed, and submitted, modified or revoked, and to disregard immaterial defects in Letters of Transmittal. The decision of the Exchange Agent in such matters and any decision of City National or Pacific Bank required by the Exchange Agent and made in good faith shall be conclusive and binding. The Exchange Agent will not be under any obligation to notify any person of any defect in a Letter of Transmittal submitted to the Exchange Agent. The Exchange Agent shall also make all computations contemplated by the Merger Agreement and all such computations shall be conclusive and binding on the holders of Pacific Bank Stock. No alternative, conditional, or contingent Elections will be accepted. If the Exchange Agent shall reasonably determine that any purported Stock Election, Cash Election or Combination Election was not properly made, such purported Stock Election, Cash Election or Combination Election shall be deemed to be of no force and effect and the shareholder making such purported Stock Election, Cash Election or Combination Election shall, for purposes hereof, be deemed to have not made an Election and the Shares covered thereby will be deemed Undesignated Shares.

    6. INADEQUATE SPACE. If the space provided in the Letter of Transmittal under "Description of Shares" is inadequate, the Certificate numbers and the number of Shares evidenced by such Certificates should be listed on a separate schedule and attached to the Letter of Transmittal.

    7. TERMINATION OF MERGER AGREEMENT. All Elections will be revoked automatically if the Exchange Agent is notified in writing by City National or Pacific Bank that the Merger Agreement has been terminated, and Certificates will be promptly returned to the persons who have submitted them. In such event, Shares held through Book-Entry Transfer Facilities will be returned via book-transfer. However, Shares represented by Certificates will be returned to Pacific Bank shareholders by registered mail (with attendant delay).

    8. DISSENTER'S' RIGHTS. HOLDERS OF PACIFIC BANK STOCK WHO WISH TO EXERCISE DISSENTERS' RIGHTS SHOULD NOT COMPLETE THIS LETTER OF TRANSMITTAL. City National will regard any record holder of Shares who has delivered a written demand for dissenters' rights and who subsequently delivers a Letter of Transmittal to the Exchange Agent as having withdrawn such demand for dissenters' rights. City National will regard any holder who has delivered a Letter of Transmittal and who simultaneously or subsequently makes a written demand for dissenters' rights as having revoked his or her Election. For more information, see the discussion in the Proxy Statement/ Prospectus set forth under "DISSENTER'S RIGHTS--Rights of Dissenting Shareholders."

B.  ELECTION AND PRORATION PROCEDURES

    A more complete description of the election and proration procedures is set forth in Section 2.3 of the Merger Agreement. All Elections are subject to compliance with the election procedures provided for in the Merger Agreement. In connection with making any Election, a Pacific Bank shareholder should carefully read, among other items, the description and statement of information contained in the Proxy Statement/Prospectus under the caption "THE MERGER--Certain Federal Income Tax Considerations." Each Pacific Bank shareholder should consult his or her own tax advisor as to the specific tax consequences of the Election and the Merger to such shareholder.

    1. ELECTIONS. By completing the box entitled "Type of Election" and the Letter of Transmittal in accordance with these instructions, a Pacific Bank shareholder will be permitted to make a Stock Election, Cash Election or Combination Election (each, an "Election") with respect to each of the Shares held by such holder. In the event that holders of Pacific Bank Stock elect, in the aggregate, to convert less than 47% or more than 52.5% of the total Merger Consideration into shares of City National Stock, certain

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
holders of Pacific Bank Stock will receive a prorated number of shares of City National Stock and a prorated amount of cash such that the Merger Consideration is at least 47% and no more than 52.5% in City National Stock. There can, therefore, be no assurance that any holder of Pacific Bank Stock will receive the proportion of City National Stock and/or cash indicated on such holder's Election. See the discussion in the Proxy Statement/Prospectus set forth under "THE MERGER--Consideration Payable Upon Consummation of the Merger." As soon as practicable after the Election Deadline, the Exchange Agent shall determine the allocation of the cash and City National Stock portions of the Merger Consideration and shall notify City National of its determination.

    2. TREATMENT OF NON-ELECTING SHARES. Pacific Bank Stock (other than Dissenting Shares) with respect to which the Exchange Agent does not receive an effective, properly completed Letter of Transmittal prior to the Election Deadline (as defined below) will be deemed to be Undesignated Shares.

    3. ELECTION DEADLINE. In order for an Election to be effective, the Exchange Agent must receive a properly completed Letter of Transmittal, accompanied by all required documents, NO LATER THAN 5:00 P.M., EASTERN STANDARD
TIME, ON                , 2000, unless extended to a later date by the mutual
agreement of the parties (the "Election Deadline"). SHAREHOLDERS ARE URGED TO DELIVER A PROPERLY COMPLETED LETTER OF TRANSMITTAL, ACCOMPANIED BY ALL REQUIRED
DOCUMENTS, NO LATER THAN 5:00 P.M., EASTERN STANDARD TIME, ON                ,
2000 IN ORDER TO ENSURE THAT THEIR LETTER OF TRANSMITTAL WILL BE RECEIVED BY THE ELECTION DEADLINE.

    A Letter of Transmittal will be deemed properly completed only if: (a) an Election is indicated for each Share covered by the Letter of Transmittal,
(b) it is accompanied by all Certificates with respect to such shares (or
(i) customary affidavits and indemnity agreements regarding the loss or destruction of such certificates or (ii) properly executed guarantees of delivery with respect to such Shares), (c) with respect to any uncertificated securities, the holder of Shares completes the procedure for delivery by book-entry transfer on a timely basis and (d) it is accompanied by any other documents required by the Exchange Agent or City National.

    4. CHANGES TO ELECTIONS. Any holder of Shares who has made an Election may, at any time prior to the Election Deadline, change his or her Election by submitting to the Exchange Agent a properly completed and signed revised Letter of Transmittal and all required additional documents, PROVIDED that the Exchange Agent receives such revised Letter of Transmittal and other necessary documents prior to the Election Deadline and PROVIDED FURTHER that no change in a shareholder's Election may be made pursuant to the Letter of Transmittal delivering Certificates or Shares previously covered by a Guarantee of Delivery. Any holder of Pacific Bank Stock may at any time prior to the Election Deadline revoke his or her Election and withdraw his or her Certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. If an Election is revoked prior to the Election Deadline, the related Shares will automatically become Undesignated Shares unless and until a new Election is properly made with respect to such Shares on or before the Election Deadline.

    5. NO FRACTIONAL SHARES. No certificates representing fractional shares of City National Stock shall be issued upon the surrender for exchange of Certificates representing Shares, and such fractional share interests will not entitle the owner thereof to any dividends or any other rights of a stockholder of City National. In lieu of any fractional share of City National Stock, holders of Shares will receive cash (without interest) in an amount equal to such fractional part of a share of City National Stock multiplied by the Final City National Stock Price.

    6. NO LIABILITY. Neither City National, Pacific Bank nor the Exchange Agent will be liable to any holder of Shares of Pacific Bank Stock for any shares of City National Stock (or dividends or distributions with respect thereto) or cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

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
C. RECEIPT OF MERGER CONSIDERATION, SPECIAL INSTRUCTIONS, TAXES AND ADDITIONAL COPIES

    1. RECEIPT OF MERGER CONSIDERATION (TIMELY ELECTION). As soon as practicable after the Effective Time and after the proration procedures described above are completed, holders who have surrendered their Certificates to the Exchange Agent for cancellation, together with a Letter of Transmittal duly executed and completed in accordance with these Instructions and such other documents as are required pursuant to these Instructions, shall be entitled to receive in exchange therefor (A) a check in the amount equal to the cash, if any, which such holder has the right to receive (including any cash in lieu of any fractional shares and any dividends or other distributions to which such holder is entitled) and (B) a certificate or certificates representing that number of whole shares of City National Stock, if any, which such holder has the right to receive. All cash paid or shares of City National Stock issued upon conversion of the Shares in accordance with the terms of the Merger Agreement shall be deemed to have been paid or issued in full satisfaction of all rights pertaining to such Shares.

    2.  RECEIPT OF MERGER CONSIDERATION (FAILURE TO MAKE TIMELY
ELECTION). Holders of Pacific Bank Stock who do not submit a Letter of Transmittal prior to the Election Deadline must nevertheless submit a properly completed Letter of Transmittal (other than the section pertaining to the Election) and the Certificate or Certificates representing Pacific Bank Stock to the Exchange Agent in order to receive the Merger Consideration payable in respect of such Shares. No dividend or other distribution declared or made with respect to City National Stock with a record date after the Effective Time (as defined in the Merger Agreement) will be paid to the holder of any unsurrendered Certificate of Pacific Bank Stock until the holder duly surrenders such Certificate. Following the surrender of any such Certificate, there will be paid to the holder, without interest (i) the amount of Merger Consideration represented by such Certificates, (ii) the amount of any cash payable with respect to a fractional share of City National Stock to which such holder is entitled and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of City National Stock and (iii) at the appropriate payment date, the amount of dividends or other distributions with (A) a record date after the Effective Time but prior to surrender and (B) a payment date subsequent to surrender payable with respect to such shares of City National Stock.

    3. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If any check or certificates evidencing shares of City National Stock are to be payable to the order of, or registered in the name of, a person other than the person(s) signing a Letter of Transmittal or if such checks or such certificates are to be sent to someone other than the person(s) signing a Letter of Transmittal or to the person(s) signing a Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares," the appropriate boxes on such Letter of Transmittal must be completed.

    4. STOCK TRANSFER TAXES. City National will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Merger, PROVIDED, HOWEVER, that if any such check or certificate is to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the person requesting such exchange shall pay the amount of any stock transfer taxes (whether imposed on the registered holder or such person), payable on account of the transfer to such person, to the Exchange Agent or satisfactory evidence of the payment of such taxes, or exemption therefrom, shall be submitted to the Exchange Agent before any such check or certificate is issued. EXCEPT AS PROVIDED IN THIS INSTRUCTION C4, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES DELIVERED HEREWITH.

    5. WITHHOLDING. Following the Merger, City National or the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement to any holder of Shares such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local, or foreign

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
tax law. To the extent that amounts are so withheld by City National, following the Merger, or the Exchange Agent, as the case may be, such withheld amounts shall be treated for all purposes of the Merger Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by City National.

    6. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to Ms. Carol A. Petricka, Vice President and Corporate Secretary of Pacific Bank, at (415) 576-2778. Additional copies of the Proxy Statement/Prospectus, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from Mr. Halicky or the Exchange Agent.

    7. SUBSTITUTE FORM W-9. Under the federal income tax law, a shareholder who delivers Shares is required by law to provide the Exchange Agent (as payer) with such shareholder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 included as part of the Letter of Transmittal. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, any cash payments that are made to such shareholder with respect to Shares converted in the Merger may be subject to backup withholding of 31%. Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If backup withholding applies with respect to a shareholder, the Exchange Agent is required to withhold 31% of any cash payments made to such shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    To prevent backup withholding on any cash payments that are made to a shareholder with respect to Shares delivered herewith, the shareholder is required to notify the Exchange Agent of such shareholder's correct TIN by completing the Substitute Form W-9 included in the Letter of Transmittal certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that (i) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding.

    The shareholder is required to give the Exchange Agent the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance concerning which number to report. If the shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 31% of all cash payments to such shareholder until a TIN is provided to the Exchange Agent.

    Each shareholder should consult his or her own accountant or tax advisor for further guidance in completing the Substitute Form W-9.

    8. LOST, DESTROYED, OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed, or stolen, the owner of such Certificate(s) should promptly notify ChaseMellon Shareholder Services, as transfer agent for Pacific Bank (the "Transfer Agent"), at 415-743-1429. Such shareholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). Upon the

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
making of an affidavit of that fact by the person claiming such Certificate(s) to be lost, stolen, or destroyed and the posting by such person of a bond as indemnity against any claim that may be made with respect to such Certificate(s), the Transfer Agent will issue in exchange for such lost, stolen, or destroyed Certificate(s) a new Certificate representing such Shares. This Letter of Transmittal cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed. After the Effective Time of the Merger, holders of lost, stolen or destroyed Certificates representing Shares should not contact ChaseMellon Shareholder Services, but should instead contact the Exchange Agent at the address indicated on the Letter of Transmittal.

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